Exhibit 99.1

Soluna and Canaan Inc. Partner to Deploy 20 MW of Next-Gen Bitcoin Miners at Wind-Powered Data Center in Texas

Strategic Deal Advances Soluna’s Texas Expansion and Supports Canaan’s North American Mining Growth

Albany, New York and Singapore — September 30, 2025 — Soluna Holdings, Inc. (“Soluna” or the “Company”) (NASDAQ: SLNH), a developer of green data centers for intensive computing applications including Bitcoin mining and AI, and Canaan Inc. (Nasdaq: CAN) (“Canaan”), an innovator in crypto mining, today announced a strategic hosting agreement to deploy 20 megawatts (MW) of Avalon® A15 XP Bitcoin miners at Soluna’s Project Dorothy in Briscoe County, Texas.

This agreement marks a significant milestone for both companies: Soluna continues to scale its pipeline of renewable-powered digital infrastructure, while Canaan strengthens its North American mining footprint with additional access to reliable, low-cost, and sustainable energy.

“Soluna is thrilled to develop this new partnership with an industry leader like Canaan,” said John Belizaire, CEO of Soluna. “This agreement reflects our shared commitment to delivering high-performance computing solutions powered by renewable energy. With Project Dorothy 2 now online and operational, we’re doubling down on our mission to make renewable energy a global superpower.”

The parties expect to deploy the miners in the first quarter of 2026. Canaan aims to leverage Soluna’s modular and cost-efficient infrastructure to power its Avalon fleet using wind energy, further enhancing the sustainability profile of its mining operations.

“Our partnership with Soluna is another significant step in advancing our North American self-mining strategy. Each of the partnerships that we have entered into brings a new dimension to our efforts to expand within the region, and we are excited to work with Soluna and utilize their cutting-edge data center,” said Nangeng Zhang, chairman and chief executive officer of Canaan. “The site primarily runs on behind-the-meter wind power but can also draw from the grid to ensure very high uptime. This is a unique advantage that combines reliable operations with compelling cost efficiency. Coupling our efficient and resilient Avalon® A15 XP miners with Soluna’s infrastructure should be a win for both companies.”

The 20 MW, ~1 EH/s deployment is part of a broader roadmap for both companies: Canaan aims to expand its North American presence amid growing global demand for secure and efficient blockchain infrastructure. At the same time, Soluna aims to monetize its 2.8 GW+ pipeline of Renewable Computing projects designed to support both Bitcoin mining and AI workloads.

Safe Harbor Statement by Soluna

This announcement contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident,” and similar statements. Other examples of forward-looking statements may include, but are not limited to, statements of the Company’s plans and objectives, including with respect to Project Dorothy and the Company’s expectations with respect to the amount of renewable energy capacity Project Dorothy will deliver. The Company may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission (“SEC”), in its annual report to shareholders, in press releases and other written materials, and in oral statements made by its officers, directors, or employees to third parties. Statements that are not historical facts, including but not limited to statements about the Company’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties; further information regarding which is included in the Company’s filings with the SEC. All information provided in this press release is as of the press release date, and the Company undertakes no duty to update such information, except as required under applicable law.

About Soluna Holdings, Inc. (Nasdaq: SLNH)

Soluna is on a mission to make renewable energy a global superpower, using computing as a catalyst. The Company designs, develops, and operates digital infrastructure that transforms surplus renewable energy into global computing resources. Soluna’s pioneering data centers are strategically co-located with wind, solar, or hydroelectric power plants to support high-performance computing applications, including Bitcoin Mining, Generative AI, and other compute-intensive applications. Soluna’s proprietary software MaestroOS(™) helps energize a greener grid while delivering cost-effective and sustainable computing solutions and superior returns. To learn more, visit solunacomputing.com and follow us on:

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Soluna regularly posts important information on its website and encourages investors and potential investors to consult the Soluna investor relations and investor resources sections of its website regularly.

Safe Harbor Statement by Canaan, Inc.

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” and similar statements. Among other things, the business outlook and quotations from management in this announcement, as well as Canaan’s strategic and operational plans, contain forward-looking statements. Canaan may also make written or oral forward-looking statements in its periodic reports to the SEC on Forms 20-F and 6-K, in its annual report to shareholders, in press releases and other written materials, and in oral statements made by its officers, directors, or employees to third parties. Statements that are not historical facts, including statements about Canaan’s beliefs and expectations, such as expectations with regard to revenue or mining hashrate deployment, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward-looking statement, including but not limited to the following: Canaan’s goals and strategies; Canaan’s future business development; the ability of Canaan to execute against its goals, financial condition and results of operations; the expected growth of the bitcoin industry and the price of bitcoin; Canaan’s expectations regarding demand for and market acceptance of its products, especially its bitcoin mining machines; Canaan’s expectations regarding maintaining and strengthening its relationships with production partners and customers; Canaan’s investment plans and strategies; fluctuations in Canaan’s quarterly operating results; competition in its industry; changing macroeconomic and geopolitical conditions, including evolving international trade policies and the implementation of increased tariffs, import restrictions, and retaliatory trade actions; and relevant government policies and regulations relating to Canaan and cryptocurrency. Further information regarding these and other risks is included in Canaan’s filings with the SEC. All information provided in this press release and in the attachments is as of the date of this press release, and Canaan does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

About Canaan, Inc. (Nasdaq: CAN)

Established in 2013, Canaan (NASDAQ: CAN) is a technology company focusing on ASIC high-performance computing chip design, chip research and development, computing equipment production, and software services. Canaan has extensive experience in chip design and streamlined production in the ASIC field. In 2013, Canaan’s founding team shipped to its customers the world’s first batch of mining machines incorporating ASIC technology under the brand name Avalon. In 2019, Canaan completed its initial public offering on the Nasdaq Global Market. To learn more about Canaan, please visit https://www.canaan.io/.

Contact Information

Public Relations

West of Fairfax for Soluna

Soluna@westof.co

Canaan Inc.

Xi Zhang

Email: IR@canaan-creative.com

Christensen Advisory

Christian Arnell

Email: canaan@christensencomms.com